UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2010
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) 2010 Cash Incentive Plan. Upon recommendation of the Human Resources and Compensation Committee (the “Committee”), on January 19, 2010, the Board of Directors of Pinnacle Financial Partners, Inc. (the “Company”) approved the Pinnacle Financial Partners, Inc. 2010 Annual Cash Incentive Plan (the “Plan”). Pursuant to the Plan, all employees of the Company compensated via a predetermined salary or hourly wage, other than M. Terry Turner, Robert A. McCabe, Jr., Hugh M. Queener, Harold R. Carpenter and Harvey White, each of whom is not a particpant in the Plan, are eligible to receive cash bonuses ranging from 10% to 40% of the participant’s base salary (which amounts may be increased by the Company’s CEO or the Committee for extraordinary performance) in the event that (i) the Company meets or exceeds targeted levels of earnings per fully diluted share and soundness thresholds tied to the level of the Company’s nonperforming loans and other real estate owned expressed as a percentage of total loans and other real estate owned, and (ii) the employee meets certain individual performance objectives. Employees who join the Company during the term of the Plan will generally be assigned a pro rata target award based on the number of days that the employee was employed during the calendar year. If the Company meets or exceeds the targeted soundness threshold and the minimum targeted earnings per fully diluted share amount established under the Plan, an employee’s actual award will be based 75% on the Company’s earnings per diluted share performance as measured against previously established targets and 25% on the employee’s individual performance measured against previously established objectives.
     During the period that the United States Department of the Treasury (the “Treasury”) owns debt or equity securities of the Company acquired pursuant to the the Treasury’ capital purchasing program (the “CPP”), any payments under the Plan to the Company’s senior executive officers as defined in the CPP Regulations (defined below) and the Company’s next 20 most highly compensated employees are subject to recovery or “clawback” by the Company if the payments are based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

     A copy of the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference.
     Equity Incentives. On January 22, 2010, the Committee approved the award of certain equity-based incentives under the Company’s 2004 Equity Incentive Plan (the “2004 Plan”). The Committee approved the award of restricted shares to each of the individuals identified as named executive officers in the Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders identified below as follows:

	Restricted Shares with	Restricted Shares with
	Performance Based	Time-Based Vesting
	Vesting Requirements	Requirements
	(the “A Awards”)	(the “B Awards”)
Employee

M. Terry Turner	5,930	17,790
Robert A. McCabe, Jr.	5,625	16,878
Hugh M. Queener	2,849	8,550
Harold R. Carpenter	2,849	8,550
Charlie McMahan	757	2,271
     The restricted shares granted to the named executive officers pursuant to the A Awards contain forfeiture restrictions that lapse in pro rata increments over three years if certain earnings per diluted share and soundness targets are met in such year; provided that if such executive officer was one of the Company’s five most highly compensated employees for the 2009 fiscal year, in no event may the award, other than the award granted to Mr. McMahan, vest earlier than two years from the date of grant in accordance with the requirements of the Treasury’s Interim Final Rule on TARP Standards for Compensation and Corporate Governance, dated June 15, 2009, as amended from time to time (the “CPP Regulations”). Additionally, if the performance measures are not met in a given year but the Company later meets its aggregate diluted earnings per share targets and soundness targets at the end of the three year period, then the restrictions will lapse. The forfeiture restrictions on the restricted shares awarded to the named executive officers other than Mr. McMahan pursuant to the B Awards lapse on the second anniversary of the date of grant, so long as the Company has net income for the fiscal year preceding the vesting date. The forfeiture restrictions on the restricted shares issued to Mr. McMahan as B Awards lapse at a pro rata percentage annually until the vesting date immediately prior to the date that Mr. McMahan attains the age of 65. Pursuant to the CPP Regulations, the shares of restricted stock awarded under each of the A Awards and B Awards to each of the above-identified named executive officers other than Mr. McMahan may not be transferred by the holder of the shares until such time as their transfer is permitted by the regulations.
     In the event that the named executive officer’s employment by the Company terminates for any reason, other than death or disability, all shares of restricted stock awarded in the A or B Awards for which the forfeiture restrictions have not lapsed prior to the date of termination shall be immediately forfeited. In the event that the named executive officer’s employment terminates by reason of death or disability, all of the restricted shares awarded in the A and B Award shall be deemed vested, and the restrictions under the 2004 Plan and the award agreement with respect to those restricted shares, other than any restrictions on transfer required by the CPP Regulations, if applicable, shall automatically expire. The named executive officers will have the right to vote the restricted shares awarded pursuant to the A and B Awards and, upon vesting, to receive dividends paid by the Company on shares of its common stock during the forfeiture period.
     Unless such acceleration is prohibited under the CPP Regulations, upon a change in control of the Company, the restricted shares awarded under the A Award and the B Award shall immediately vest.

     The form of restricted share award agreements for the restricted shares awarded pursuant to the A and B Awards to each of the named executive officers other than Mr. McMahan, whose award agreements are consistent with those previously filed by the Company, are filed herewith as Exhibits 10.2 and 10.3 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1	Pinnacle Financial Partners, Inc. 2010 Annual Cash Incentive Plan
10.2	2010 TARP CPP Executive Officer Performance Vested Restricted Stock Agreement
10.3	2010 TARP CPP Executive Officer Time Vested Restricted Stock Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Harold R. Carpenter
	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer

Date: January 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Pinnacle Financial Partners, Inc. 2010 Annual Cash Incentive Plan
10.2	2010 TARP CPP Executive Officer Performance Vested Restricted Stock Agreement
10.3	2010 TARP CPP Executive Officer Time Vested Restricted Stock Agreement